                                                                   EXHIBIT 10.20




                           ASSIGNMENT AND ASSUMPTION
                               OF LEASE AGREEMENT

                         (SUPER 8 ROCK FALLS, ILLINOIS)


STATE OF ILLINOIS      )
                       )
COUNTY OF WHITESIDE    )

                 THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT (Super 8 Rock Falls, Illinois) (this "Assignment") is executed and delivered as of this 13 day of September, 1996 by Host Funding, Inc., a Maryland corporation ("Assignor"), to CrossHost, Inc. a Maryland corporation ("Assignee"), whose mailing address is 14800 Quorum Drive, Suite 510, Dallas, Texas 75240.

                 THIS ASSIGNMENT IS EXECUTED AND DELIVERED BY ASSIGNOR AND ASSIGNEE on the basis of the following facts, intentions and understandings:

                 Assignor is the "Lessor" pursuant to that certain Lease Agreement (Super 8 Rock Falls, Illinois) (as same has thereafter been amended, as set forth herein below, the "Lease"), dated March 29, 1996, by and between Assignor, as "Lessor", and Crossroads Hospital Tenant Company, L.L.C., a Delaware limited liability company ("Crossroads"), as "Lessee", and covering the "Leased Property" more particularly described therein and known as the Super 8 Motel, Rock Falls, Illinois (the "Property"). The Lease has been amended pursuant to that certain First Amendment to Lease Agreement (the "First Lease Amendment"), dated effective October 1, 1996, and by and between Assignor and Crossroads.

                 Assignor desires to assign all of its right, title and interest as "Lessor" in, to and under the Lease to Assignee on the following terms and conditions.

                 NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is herein acknowledged and confessed, Assignor and Assignee hereby agree as follows:

         1. Assignment and Conveyance. Assignor hereby assigns and transfers to Assignee all of Assignor's right, title and interest as "Lessor" in, to and under the Lease.

         2. Assumption. Assignee hereby accepts such assignment and assumes all obligations of the "Lessor" under the Lease arising from and after the date hereof.

         3. Representations and Warranties. Assignor represents and warrants that (a) the Lease is in full force and effect, (b) the Lease, as amended by the First Lease Amendment, is the entire agreement between Assignor and Crossroads pertaining to the Property, (c) except for the First Lease Amendment, there are no amendments, modifications, supplements, arrangements, side letters or understandings, oral or written of any sort, modifying, amending, altering, supplementing or changing the terms of the Lease, and (d) all obligations of Assignor, as "Lessor," and Crossroads, as "Lessee," under the Lease have been performed, and no event has occurred and no condition exists that, with the giving of notice or lapse of time or both, would constitute a default by either of said parties under the Lease.

         4. Indemnity. Assignor shall indemnify, defend by counsel acceptable to Assignee, and hold harmless Assignee for, from and against any and all claims, loss, cost, liability and expense (including, without limitation, reasonable attorneys' fees and costs) arising out of or in connection with the Lease from events which occurred before the date hereof. Assignee shall indemnify, defend by counsel acceptable to Assignor, and hold harmless Assignor for, from and against any and all claims, loss, cost, liability and expense (including, without limitation, reasonable attorneys' fees and costs) arising out of or in connection with the Lease from events which occur on or after the date hereof.

         5. Successors and Assigns. All of the terms, covenants and conditions set forth herein shall be binding upon and inure to the benefit of Assignor and Assignee and their successors and assigns.

         IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

                                        "Assignor"

                                        HOST FUNDING, INC.,
                                        a Maryland corporation

                                                                   *
                                        By:  /s/ MICHAEL S. MCNULTY
                                           -----------------------------------
                                           Michael S. McNulty, President

                                        "Assignee"

                                        CROSSHOST, INC. a Maryland corporation

                                                                   *
                                        By:  /s/ MICHAEL S. MCNULTY
                                           -----------------------------------
                                           Michael S. McNulty, President

APPROVED AND CONSENTED TO
this 13 day of September 1996

CROSSROADS HOSPITALITY TENANT COMPANY, L.L.C., a Delaware limited liability company

                          *
By:  /s/ KEVIN P. KILKEARY
    -------------------------------
     Kevin P. Kilkeary, President




*
  Identical agreements executed for each of the Transferred Properties.

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

                 The foregoing instrument was acknowledged before me this 11 day of September, 1996, by Michael S. McNulty, President of Host Funding, Inc., a Maryland corporation, on behalf of the corporation.


                                         /s/ BECKY ETTER
                                        -------------------------
                                        Notary Public

My commission expires:

 September 29, 1996
- -------------------------------


STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )

                 The foregoing instrument was acknowledged before me this 11 day of September, 1996, by Michael S. McNulty, President of CrossHost, Inc., a Maryland corporation, on behalf of the corporation.



                                         /s/ BECKY ETTER
                                        -------------------------
                                        Notary Public

My commission expires:

 September 29, 1996
- -------------------------------




                                       3